UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2010

Popular, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

209 MUNOZ RIVERA AVE, POPULAR CENTER BUILDING, HATO REY , Puerto Rico		00918
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-765-9800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2010, the Board of Directors of Popular, Inc. (the "Corporation") appointed Carlos J. Vázquez, age 52, as President of Banco Popular North America, the Corporation’s banking business in the mainland United Sates. The appointment was effective on September 21, 2010. Mr. Vázquez was also appointed as a member of the Board of Directors of Banco Popular de Puerto Rico, the Corporation’s principal banking subsidiary.

Mr. Vázquez, Executive Vice President of the Corporation, has been in charge of the Individual Credit Operations in Puerto Rico since 2004 and has been with Popular since 1997. In February 2010, he was appointed to lead the Individual Banking Operations of the Corporation in the United States. Prior to joining the Corporation, Mr. Vázquez spent 15 years at J.P. Morgan & Co. Inc. where he held various banking and capital markets positions, ending his career there as Regional Manager for Colombia, Venezuela, Central America and the Caribbean.

In connection with Mr. Vázquez’s appointment as President of Banco Popular North America, he is entitled to receive an annual base salary of $600,000. He will also be entitled to participate in an annual incentive plan based on the Corporation’s financial results and individual performance in accordance with pre-established objectives. This incentive, which is subject to change due to financial results and federal regulations, could represent up to an additional 50% of Mr. Vázquez’s earned base salary and is payable in Popular, Inc. restricted stock. Mr. Vázquez will receive a yearly car allowance of $24,000 and a housing allowance of $6,250 per month which is subject to certain adjustments. The Corporation will provide customary relocation benefits such as expenses related to home finding trip, final move trip, up to two months of temporary accommodations, shipping and storage costs and tax assistance. Mr. Vázquez will enjoy benefits available to other Banco Popular North America employees such as eligibility to make tax-deferred contributions through payroll deduction under the 401(k) Plan and a comprehensive medical plan.

The Corporation has issued a press release in connection with Mr. Vázquez’s designation as President of Banco Popular North America a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated September 21, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Popular, Inc.

September 24, 2010	By:	Ileana Gonzalez

Name: Ileana Gonzalez
Title: Senior Vice President and Corporate Comptroller

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 20, 2010